Exhibit 99.1

Disclosure When used in this presentation, filings by Vineyard National Bancorp ("Company") with the Securities and Exchange Commission ("SEC"), or other public or stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "believe" or similar expressions are intended to identify "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The Company wishes to caution you that all forward- looking statements are necessarily speculative and not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Also, the Company wishes to advise you that various risks and uncertainties could affect the Company's financial performance and cause actual results for future periods to differ materially from those anticipated or projected. Specifically, the Company cautions you that important factors could affect the Company's business and cause actual results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company, including: general economic conditions in its market area, particularly changes in economic conditions in the real estate industry or real estate values in our market, changes in market interest rates, increased loan prepayments, risk associated with credit quality, and other risks with respect to its business and/or financial results detailed in the Company's press releases and filings with the SEC. You are urged to review the risks described in such releases and filings. The risks highlighted herein should not be assumed to be the only factors that could affect future performance of the Company. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

CREATIVITY INTEGRITY FLEXIBILITY

Traded on the NASDAQ National Market System [VNBC] Market price - closed at $27.39 (March 31, 2005) $1.4 billion in assets Shares outstanding - approximately 9.2 million Market Capitalization -$253 million Inside ownership - approximately 18% Overview

Financial Highlights Key Financial Principles Balance sheet effectiveness

Vineyard National Bancorp Summary Results 2003-2005 Bancorp Net Earnings Dollars shown in all tables are in thousands (except for per share information) Period-ended Net Earnings Diluted Earnings Per Share (1) Return On Avg. Common Equity Quarter Ended Mar. 31, 2005 $ 4,400 $0.45 21% Year Ended Dec. 31, 2004 $ 14,000 $1.55 29% Year Ended Dec. 31, 2003 $ 8,000 $1.09 41% Adjusted for stock dividend, convertible preferred stock and stock split

Vineyard Bank Summary Results 2003-2005 Period-ended Net Earnings Return on Avg. Assets Efficiency Ratio Quarter Ended Mar. 31, 2005 $ 5,500 1.64% 45% Year Ended Dec. 31, 2004 $17,000 1.47% 44% Year Ended Dec. 31, 2003 $ 9,300 1.44% 45% Bank Net Earnings Dollars shown in all tables are in thousands

Overview Stock appreciation growth of 1,763% (1st quarter 2001 thru 1st quarter 2005) Rated "Market Cap Champion" by Carpenter& Company $500M - $1billion Asset Class for 3 years ending 2003 July 2004 ranked tenth within the "Top 200 Publicly Traded Community Banks" by US Banker Listed in Sandler O'Neill's "2004 Bank and Thrift Sm-All Stars" for both performance and valuation

Represents the counties of Riverside and San Bernardino, one of the fastest growing regions in the United States Major distribution hub for goods coming in through the Los Angeles Harbors Availability of "affordable" and buildable land for housing, commercial and retail development in support of the Los Angeles and Orange County regions Intersection or half way point between: Los Angeles and Palm Desert, Pomona Valley and Temecula Valley, Newport Coast and Coachella Valley The Inland Empire...

What Makes Vineyard Unique?

Vineyard Bank We are a community bank, dedicated to relationship banking and the success of our customers Overview Creativity, Integrity, Flexibility Our Vision

"PEOPLE are our most valuable asset" Teams dedicated to exceeding clients' needs in each of the geographic markets we serve throughout Southern California The ability to attract and retain a variety of product specific "experts" dedicated to exceeding clients needs Seasoned executive management leaders dedicated to the development and success of personnel Encourages and rewards integrity, ingenuity and entrepreneurship 300 active positions have been added in last 4 years Vineyard's Growth

"PEOPLE are our most valuable asset" Unique product offerings and distribution channels Relationship approach to community banking Unique delivery system and distribution channels Specialty products and dedicated service professionals Single point of contact approach to customer service Quality of Service

Organization and Operating Strategy

RANCHO CHINO LA VERNE DIAMOND BAR MANHATTAN BEACH CORONA ARROWHEAD IRWINDALE CRESTLINE (2003) (2003) (2003) SFR COASTAL (2001) SFR TRACT (2002) INCOME PROPERTY COMMERCIAL (2003) SBA (2002) PRIVATE BANKING (2005) CHURCH (2002) CEO CIO CAO CCBO CCO/COO VINEYARD BANK March 2005 Specialty Groups Community Banking Centers Emerging Developed Credit Finance Administration Information technology Community Banking CRM - Risk Management (2001) CFO INCOME PROPERTY MULTI-FAMILY (2003)

Assets YE 1999 YE 2000 YE 2001 YE 2002 YE 2003 YE 2004 March 31, 2005 Total Assets 116200 110700 191300 385900 887800 1311500 1425300

Total Loans and Deposits 1999 2000 2001 2002 2003 2004 March 31, 2005 Net Loans 85000 78700 136100 250200 589500 1014000 1064700 Total Deposits 104500 99600 159400 287500 603300 965500 1047200

Bank Capital Adequacy Ratios Dec. 2000 Dec. 2001 Dec. 2002 Dec. 2003 Dec. 2004 Mar. 2005 Leverage Capital 0.0841 0.1253 0.1162 0.1034 0.113 0.112 Tier 1 Capital 0.104 0.151 0.139 0.127 0.124 0.119 Total Capital 0.113 0.161 0.15 0.139 0.135 0.129

Community Banking Centers Specialty Operating Groups (SFR coastal and Tract construction, Income Property {commercial and multi- family}, SBA lending, Religious Financial services, Private Banking) Administrative Services Corporate Services Credit Administration Finance/accounting Information Technology Risk Management Principle Operating Areas

Community Banking Centers Community Banking Centers Chino Corona Crestline Diamond Bar Irwindale Lake Arrowhead La Verne Manhattan Beach Rancho Cucamonga Irvine San Diego Anaheim

Deposit Target Market Share Rancho Chino Crestline Diamond Bar Lake Arrowhead La Verne Irwindale Corona Manhattan Beach Market Share 0.2822 0.0846 0.5 0.0839 0.2894 0.1284 0.1609 0.0568 0.052 Obtain at least 20% in each of the communities we serve Data collected from FDIC website as of June 2004

New Business Generation Specialty Groups

Construction financing to professional builders Affluent entrepreneurs along the South Bay and Orange County coast Continued demand for coastal products will follow the coast line of LaJolla/San Diego Newport Coast/Laguna Beach Santa Barbara/Montecito/San Luis Obispo Monterey/Marin County SFR Coastal Construction

Entry and "step-up" markets serviced by mid-size developers/builders within the greater Inland Empire Greater growth market Palm Desert - empty nesters Temecula Valley - new families South Orange County toward San Diego County SFR Tract Real Estate Construction

Servicing professional income property management entities Following the economic expansion within Southern California Complements the high housing demand in Southern California Additional relationships within the communities we serve Income Property Commercial / Multi-Family

Intended expansion of the commercial and business banking product lines Non-interest income growth PLP status in the three southern regions of California Complement to the community focus of relationship banking SBA Lending

Providing church and private school financing as well as establishing new depository relationships throughout California Strengthening our community involvement and relationships Religious Financial Services

Single point relationship management for entrepreneurs Business and commercial opportunities Cash management and specialty deposit relationships Exclusivity and Flexibility Recruit local talents within each community Private Banking

YE 2001 YE 2002 YE 2003 SBA 0 3600 15100 Consumer 8300 5700 4900 Commercial 20200 19200 26800 Construction 33200 110200 338200 Term RE 71500 116600 214400 YE 2004 Mar. 2005 SFR Coastal Const. 299000 300800 Multi-Family Residential Mort'g 189900 222400 Comm'l Const. and Mortgage/Land 314800 342500 SFR Tract Const. 129900 118100 Com'l/Church/Consumer/SBA/1-4 96100 96500 Loan composition at each period end, in thousands Loan Portfolio Composition

Asset Quality Dec. 2001 Dec. 2002 Dec. 2003 Dec. 2004 Mar. 2005 ALLL 1500 3000 7500 13000 13000 % of Gross Loans 0.011 0.012 0.013 0.013 0.012 Over the course of the past four years, the Company's net charge-off levels have been nominal

Targeted Loan Portfolio Composition Period-ended, Term Real Estate Commercial/ Church/ SBA/Land Consumer/ Residential Single Family Residential Construction CA Peer 45% 20% 20% 15% Bank Targets Up to 50% Up to 15% Up to 10% Up to 40% Mar. 31, 2005 41% 14% 6% 39% Dec. 31, 2004 43% 9% 6% 42% Dec. 31, 2003 30% 15% 15% 55%

Funding Strategy

Funding strategies will be aligned with: earning asset repricing market rate sensitivity duration of the assets Contiguous expansion of our current markets De Novo offices Strategic Branding and Marketing of the Vineyard Franchise In target geographic markets In target product markets Strengthen strategic points of coastal initiative Funding Strategy

2001 - 2005 Funding Strategy Dec. 2001 Dec. 2002 Dec. 2003 Dec. 2004 Mar. 2005 Demand and NOW 66000 81200 120300 161100 156300 Savings & MMDA 31100 110200 253000 417300 433300 Time Deposits 62200 96000 230000 387100 457600

Summary Thoughts

Earnings 1999 2000 2001 2002 2003 2004 3 mo. Mar. 2004 3 mo. Mar. 2005 Net Income 0 600 1200 3000 8000 14000 3000 4400

YE 1999 YE 2000 YE 2001 YE 2002 YE 2003 YE 2004 3 mo. Mar. '04 3 mo. Mar. '05 Diluted EPS 0.01 0.15 0.25 0.52 1.09 1.55 0.34 0.45 Earnings - Return on Average Common Equity

Quarterly Stock Price 2Q-01 3Q-01 4Q-01 1Q-02 2Q-02 3Q-02 4Q-02 1Q-03 2Q-03 3Q-03 4Q-03 1Q-04 2Q-04 3Q-04 4Q-04 1Q-05 High Price 2.5 2.85 3.34 3.99 4.56 5.6 7.37 8.05 10.48 14.65 17.86 22.18 24 28.95 34.65 33.28 Low Price 1.84 2.26 2.69 2.75 3.47 3.93 4.82 7.04 7.43 9.91 13.89 17.58 17.25 20.52 28.11 26.6 All prices have been adjusted for stock dividends and stock split

Summary Thoughts The Bank has assembled talented, and well-established professionals driven on value-added, relationship banking The Company has delivered returns to its shareholders by providing properly incented product groups within a unique distribution network The Company and the Bank will continue to focus on what our customers need and strive to deliver results which exceed expectations Employees, Customers, Investors.... "PEOPLE are our most valuable asset"